Exhibit 32.1

Certification of Lachlan P. Given, Chief Executive Officer, and Timothy K. Jugmans, Chief Financial Officer,
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officers of EZCORP, Inc. hereby certify that (a) EZCORP’s Annual Report on Form 10-K for the year ended September 30, 2025, as filed with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and (b) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of EZCORP.

Date: November 13, 2025	/s/ Lachlan P. Given
Lachlan P. Given
Chief Executive Officer

Date: November 13, 2025	/s/ Timothy K. Jugmans
Timothy K. Jugmans
Chief Financial Officer